                     SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON D.C. 20549

                          ------------------------

                                 FORM 8-K/A

                           Current Report Pursuant

                        To Section 13 or 15(d) of the

                       Securities Exchange Act of 1934


Date of report (Date of earliest event reported)                     February 5, 1998
                                                       -------------------------------------------

               Protection One, Inc.                       Protection One Alarm Monitoring, Inc.
    -------------------------------------------        -------------------------------------------
             (Exact Name of Registrant                          (Exact Name of Registrant
              as Specified in Charter)                           as Specified in Charter)

                      Delaware                                           Delaware
    -------------------------------------------        -------------------------------------------
            (State or Other Jurisdiction                       (State or Other Jurisdiction
                 of Incorporation)                                  of Incorporation)

                      0-247802                                         33-73002-1
    -------------------------------------------        -------------------------------------------
              (Commission File Number)                           (Commission File Number)

                    93-1063818                                         93-1065479
    -------------------------------------------        -------------------------------------------
                 (I.R.S. Employer                                   (I.R.S. Employer
                Identification No.)                                Identification No.)

               6011 Bristol Parkway                               6011 Bristol Parkway
           Culver City, California 90230                      Culver City, California 90230
    -------------------------------------------        -------------------------------------------
          (Address of Principal Executive                    (Address of Principal Executive
            Offices, Including Zip Code)                       Offices, Including Zip Code)

                   (310) 342-6300                                     (310) 342-6300
    -------------------------------------------        -------------------------------------------
          (Registrant's Telephone Number,                    (Registrant's Telephone Number,
               Including Area Code)                               Including Area Code)

                        N/A                                                N/A
    -------------------------------------------        -------------------------------------------
          (Former Name or Former Address,                    (Former Name or Former Address,
           if Changed Since Last Report)                      if Changed Since Last Report)

    The information in this Current Report on Form 8-K/A supplements the information provided in the Current Report on Form 8-K of Protection One, Inc. and Protection One Alarm Monitoring, Inc. dated January 16, 1998.

Item 4.  Changes in Registrant's Certifying Accountant

     Attached as an Exhibit to this Amendment is a copy of Coopers & Lybrand's letter stating its agreement with the statements contained in the Current Report on form 8-K of Registrant dated January 16, 1998.

Item 7.  Financial Statements and Exhibits

         (c) Exhibits.

         16.  Letter from Coopers & Lybrand re: Change in Certifying
              Accountant.

                                   SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Protection One, Inc.
                                       Protection One Alarm Monitoring, Inc.

     February 5, 1998                  By:  /s/  JOHN W. HESSE
                                            ------------------------------------
                                                 John W. Hesse
                                                 Executive Vice President
                                                 and Chief Financial Officer

                                 EXHIBIT INDEX


         EXHIBIT NUMBER                    DESCRIPTION OF EXHIBIT
         --------------                    -------------------------
         16                                Letter re: Change in Certifying Accountant